NET EARNINGS PER SHARE (Details) - USD ($) shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Weighted average number of shares
For the computation of basic net earnings	16,391	16,269
Effect of dilution - share options	0	26
For the computation of diluted net earnings	16,391	16,295
Net loss
For the computation of basic net earnings	$ (28,095)	$ (7,056)
Effect of dilution - share options	0	(1,801)
For the computation of diluted net earnings	$ (28,095)	$ (8,857)